UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2021

BANC OF CALIFORNIA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 MacArthur Place, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (855) 361-2262
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BANC	New York Stock Exchange
Depositary Shares each representing a 1/40th interest in a share of 7.00% Non-Cumulative Perpetual Preferred Stock, Series E	BANC PRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 13, 2021, Banc of California, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). As of March 15, 2021, the record date for the 2021 Annual Meeting, there were 50,167,254 shares of the Company’s voting common stock outstanding. The results of the items voted on at the 2021 Annual Meeting are as follows:
Proposal I Election of the ten director nominees, each for a term of one year:
In an uncontested election, which the following elections were, the Company’s directors are elected by a majority of the votes cast. Accordingly, the following ten director nominees were elected, each for a term of one year:

Nominee	For	Against	Abstain	Broker Non-Vote
James A. "Conan" Barker	44,978,436	111,241	1,554	2,188,283
Mary A. Curran	44,963,848	125,828	1,555	2,188,283
B.A. Fallon-Walsh	44,058,532	1,031,138	1,561	2,188,283
Bonnie G. Hill	44,034,655	1,054,831	1,745	2,188,283
Richard J. Lashley	44,907,181	182,288	1,762	2,188,283
Jonah F. Schnel	42,842,523	2,247,144	1,564	2,188,283
Robert D. Sznewajs	44,056,474	1,033,196	1,561	2,188,283
Andrew Thau	44,056,174	1,033,313	1,744	2,188,283
Jared M. Wolff	44,972,438	107,244	11,549	2,188,283
W. Kirk Wycoff	43,998,963	1,084,904	7,364	2,188,283
Proposal II Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved with the following vote:

For	Against	Abstain	Broker Non-Vote
47,190,611	85,854	3,049	0
Proposal III Approval, on an advisory and non-binding basis, of the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting (Say-on-Pay):
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved with the following vote:

For	Against	Abstain	Broker Non-Vote
38,238,469	6,739,437	113,325	2,188,283

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.
May 14, 2021

/s/ Ido Dotan
Ido Dotan
Executive Vice President, General Counsel and Corporate Secretary